SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
               Exchange Act of 1934 (Amendment No.             )

Filed by the Registrant /x/
Filed by a Party other than the Registrant /_/

Check the appropriate box:

/x/  Preliminary Proxy Statement         /_/ Confidential, For Use of the
                                         Commission Only (as permitted by Rule
                                         14a-6(e)(2))
/_/  Definitive Proxy Statement
/_/  Definitive Additional Materials
/_/  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               MUTUAL FUND GROUP
_____________________________________________________________________________
               (Name of Registrant as Specified in Its Charter)

_____________________________________________________________________________
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/  No fee required.
/_/  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)  Title of each class of securities to which transaction applies:
_____________________________________________________________________________

(2)  Aggregate number of securities to which transaction applies:
_____________________________________________________________________________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
_____________________________________________________________________________

(4)  Proposed maximum aggregate value of transaction:
_____________________________________________________________________________

(5)  Total fee paid:
_____________________________________________________________________________

/_/  Fee paid previously with preliminary materials:
_____________________________________________________________________________

/_/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the off-setting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.


(1)  Amount previously paid:
_____________________________________________________________________________

(2)  Form, Schedule or Registration Statement no.:
_____________________________________________________________________________

(3)  Filing Party:
_____________________________________________________________________________

(4)  Date Filed:
_____________________________________________________________________________

                              Mutual Fund Group
                          1211 Avenue of the Americas
                                  41st Floor
                           New York, New York 10036


Dear Shareholder:

A special meeting of the Strategic Income Fund (the "Fund") of Mutual Fund Group (the "Trust") will be held to determine important issues affecting your investment, beginning at 12:00 p.m. on [March ___,] 2000, at 1211 Avenue of the Americas, 41st Floor, New York, New York. I urge you to return the enclosed proxy card to register your vote.

The cost and expenses associated with the proposal, including costs of soliciting proxies, will be borne by Chase and not by the Fund (or Shareholders of the Fund).

The proposal has been carefully reviewed by the Board of Trustees of Mutual Fund Group, which has approved the proposal. Please read the enclosed materials carefully. Your vote is important! Accordingly, please sign, date and mail the proxy card promptly in the enclosed return envelope.

If you have any questions on voting of proxies and/or the meeting agenda, please call us at 1-800-289-6554.

Thank you for your attention to these matters and we look forward to our continued partnership and success.


                                           Fergus M. Reid, III
                                           Chairman, Mutual Fund Group

SPECIAL NOTE: You may receive a telephone call from us to answer any questions you may have or to provide assistance in voting. Remember, your vote is important! Please sign, date and promptly mail your proxy card in the return envelope provided.

                               MUTUAL FUND GROUP
                          1211 Avenue of the Amercias
                                  41st Floor
                           New York, New York 10036

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         To Be Held [March ___,] 2000

     A Special Meeting of Shareholders (the "Meeting") of Mutual Fund Group will be held at 1211 Avenue of the Americas, New York, New York at 12:00 p.m., local time on [March ___,] 2000, for the following purposes:

          1. To approve a sub-advisory agreement between The Chase Manhattan Bank ("Chase") and Alliance Capital Management L.P. ("Alliance") with respect to the portion of the Strategic Income Fund (the "Fund") that is allocated to debt securities of foreign issuers.

          2. To transact such other business as may properly come before the Meeting or any adjournment thereof.

     Shareholders of record of Mutual Fund Group at the close of business on February __, 2000 will be entitled to notice of and to vote at the Meeting or any adjournment thereof. Each Shareholder is requested to sign, date and return the enclosed proxy card without delay, even if the Shareholder will be in attendance at the Meeting. A postage-paid envelope is enclosed for this purpose. Prompt return of the enclosed proxy by Shareholders may save the necessity and expense of further solicitation to ensure a quorum at the Meeting. Any Shareholder present at the Meeting may vote personally on all matters brought before the Meeting and in that event such Shareholder's proxy will not be used.

                                       By Order of the Board of Trustees

                                       Lisa Hurley
                                       Secretary

February ___, 2000

                                ______________

                   YOUR VOTE IS IMPORTANT REGARDLESS OF HOW
                   MANY SHARES YOU OWNED ON THE RECORD DATE.
                                ______________

                               MUTUAL FUND GROUP
                          1211 Avenue of the Americas
                                  41st Floor
                           New York, New York 10036

                                ______________

                                PROXY STATEMENT

                                ______________

                                 INTRODUCTION

     This Proxy Statement (the "Proxy Statement") is furnished in connection with the solicitation of proxies by the Board of Trustees of Mutual Fund Group for use at a Special Meeting of Shareholders to be held on [March ___,] 2000, at 12:00 p.m. local time at 1211 Avenue of the Americas, New York, New York and any adjournment thereof, for the purposes set forth in the Notice of Special Meeting of Shareholders. Mutual Fund Group's telephone number is 34-VISTA. This Proxy Statement and the enclosed form of proxy (the "Proxy") were first mailed to Shareholders entitled to vote at the Meeting on or about February ___, 2000.

     The Meeting has been called for the principal purpose of approving a sub-advisory agreement between The Chase Manhattan Bank (in such capacity, the "Adviser") and Alliance Capital Management L.P. ("Alliance") with respect to the portion of the Strategic Income Fund (the "Fund") that is allocated to debt securities of foreign issuers. See Proposal 1.

     Mutual Fund Group will furnish, without charge, a copy of the Fund's most recent Annual Report to any Shareholder upon request. Requests should be directed to the Secretary of Mutual Fund Group in writing at its address above or by calling 1-800-34-VISTA.

     Chase and not the Fund (or the Fund's Shareholders) will bear the cost of the solicitation of proxies, including the cost of printing, preparing, assembling and mailing the Notice of Meeting, Proxy Statement and form of Proxy. In addition to solicitations by mail, proxies may also be solicited by officers and regular employees of Chase by personal interview, by telephone or by telegraph without additional remuneration therefor. Professional solicitors may also be retained.

SHARES AND VOTING

     The presence in person or by proxy of Shareholders that own a majority of the outstanding shares of the Fund (the "Shares") will constitute a quorum for purposes of transacting business at the Meeting. If a quorum is not present at the Meeting, sufficient votes in favor of the proposals set forth in the Notice of Meeting are not received by the time scheduled for the Meeting, or the holders of Shares present, in person or by proxy, determine to adjourn the Meeting for any other reason, the Shareholders present (in person or by proxy) may adjourn the Meeting from time to time, without notice other than announcement at the Meeting. Any such adjournment will require the affirmative vote of Shareholders holding a majority of the Shares present, in person or by proxy, at the Meeting. The persons named in the Proxy will vote in favor of such adjournment those Shares of Mutual Fund Group which they are entitled to vote if such adjournment is necessary to obtain a quorum or if they determine such an adjournment is desirable for any other reason. Business may be conducted once a quorum is present and may continue until adjournment of the Meeting notwithstanding the withdrawal or temporary absence of sufficient Shares to reduce the number present to less than a quorum.

     Each Shareholder is entitled to one vote for each full Share and a fractional vote for each fractional Share outstanding on the books of Mutual Fund Group in the name of such Shareholder or its nominee on the record date. The record date and time for determining those Shareholders entitled to notice of and to vote at the Meeting has been fixed at the close of business on February ___, 2000. At February ___, 2000, the Strategic Income Fund had outstanding _________ Shares. At February ___, 2000 no person owned of record and, to the best knowledge of Mutual Fund Group, no person owned beneficially, as much as 5% of the outstanding Shares of the Fund, and, as a group, the officers and Trustees of Mutual Fund Group beneficially owned less than 1% of the outstanding Shares of the Fund.

     All Shares represented by each properly signed Proxy received prior to the Meeting will be voted at the Meeting. If a Shareholder specifies how the Proxy is to be voted on any of the business to come before the Meeting, it will be voted in accordance with such specifications. If a Shareholder returns its proxy but no direction is made on the Proxy, the Proxy will be voted FOR each of the proposals described in this Proxy Statement. Shareholders voting to ABSTAIN on a proposal will be treated as present for purposes of achieving a quorum and in determining the votes cast on the proposal, but not as having voted FOR the proposal. A properly signed proxy on which a broker has indicated that it has no authority to vote on a proposal on behalf of the beneficial owner (a "broker non-vote") will be treated as present for purposes of achieving a quorum but will not be counted in determining the votes cast on the proposal.

     As used herein, a "Majority Vote" of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or
(2) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy.

     A Proxy may be revoked by a Shareholder at any time prior to its use by written notice to Mutual Fund Group, by submission of a later dated Proxy or by voting in person at the Meeting. If any other matters come before the Meeting, Proxies will be voted by the persons named as proxies in accordance with their best judgment.

                          BACKGROUND OF THE PROPOSAL

     Mutual Fund Group is a business trust organized under Massachusetts law and is registered with the Securities and Exchange Commission as an open-end investment company.

     The Chase Manhattan Bank ("Chase") serves as investment adviser for the Fund pursuant to an investment advisory agreement (the "Advisory Agreement") with Mutual Fund Group. Chase also serves as administrator for the Fund. Chase's address is 270 Park Avenue, New York, New York 10017. Chase Asset Management, Inc. ("CAM") currently serves as sub-investment adviser to the Fund except that State Street Research & Management Company ("SSR") serves as sub-investment adviser with respect to that portion of the Fund that is allocated to lower-rated high yield securities of U.S. issuers (including convertible securities and preferred stock). CAM's address is 1211 Avenue of the Americas, New York, New York 10036. SSR's address is One Financial Center, Boston, Massachusetts 02111. Vista Fund Distributors, Inc. ("VFD") serves as distributor of the Fund's shares. VFD's address is 1211 Avenue of the Americas, 41st Floor, New York, New York 10036.

                      APPROVAL OF SUB-ADVISORY AGREEMENT

     At a telephonic meeting held January 28, 2000, a majority of the Board of Trustees of Mutual Fund Group, including a majority of those Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Fund, Chase or Alliance, voted to approve a sub-advisory agreement with Alliance (the "Alliance Sub-Advisory Agreement") with respect to the portion of the Fund that is allocated to debt securities of foreign issuers. Shareholders of the Strategic Income Fund are now being asked to approve the Alliance Sub-Advisory Agreement.

     Alliance is a leading global investment adviser supervising client accounts with assets as of September 30, 1999 totaling $317.3 billion. Alliance has eight offices in the United States. Subsidiaries of Alliance operate out of offices in Bahrain, Bangalore, Calcutta, Chennai, Istanbul,

Johannesburg, London, Luxembourg, Madrid, Mumbai, New Delhi, Paris, Pune, Singapore, Sydney, Tokyo and Toronto, and affiliate offices are located in Cairo, Hong Kong, Moscow, Sao Paulo, Seoul, Vienna and Warsaw. Alliance and its subsidiaries employ over 2,000 persons worldwide.

     Alliance's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. There are 52 U.S.-registered investment companies managed by Alliance, comprising 118 separate investment portfolios. There are also 105 non-U.S. investment companies, comprising 127 separate investment portfolios, managed by Alliance and its affiliates. These investment portfolios currently have over 4.5 million shareholder accounts, in aggregate. As of September 30, 1999, Alliance was retained as an investment manager of employee benefit fund assets for 28 of the Fortune 100 companies.

     Alliance Capital Management Corporation ("ACMC") is the general partner of Alliance and a wholly owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"). As of November 1, 1999, Equitable and its subsidiaries were the beneficial owners of an approximately 55.38% partnership interest in Alliance, and Alliance Capital Management Holding L.P. ("Alliance Holding") owned an approximately 41.87% partnership interest in Alliance. Equity interests in Alliance Holding are traded on the New York Stock Exchange in the form of units. Approximately 98% of Alliance Holding's units are owned by the public and management or employees of Alliance and approximately 2% are owned by Equitable. The general partner of Alliance Holding is ACMC. Equitable, a New York life insurance company, had total assets as at June 30, 1999 of approximately US$93.9 billion and is a wholly owned subsidiary of AXA Financial, Inc. ("AXA Financial"), a Delaware corporation whose shares are traded on the New York Stock Exchange. As of June 30, 1999, AXA, a French insurance holding company, owned approximately 58.2% of the issued and outstanding shares of the common stock of AXA Financial.

     For information on the principal executive officers and directors of Alliance, see Exhibit A hereto.

Sub-Advisory Agreement

     The following description of the Sub-Advisory Agreement is qualified in its entirety by reference to the form of the Sub-Advisory Agreement attached hereto as Exhibit B.

     The Alliance Sub-Advisory Agreement is substantially similar to the existing sub-advisory agreements with CAM and SSR.

     The proposed investment advisory arrangement between Chase and Alliance under the Alliance Sub-advisory Agreement permits Chase to delegate to

Alliance portfolio management duties relating to transactions in the debt securities of foreign issuers held by the Fund. With respect to the day-to-day management of the portion of the Fund that is allocated to debt securities of foreign issuers under the Sub-Advisory Agreement, Alliance would make decisions concerning, and place all orders for, purchases and sales of securities and help maintain the records relating to such purchases and sales. Alliance may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Fund under applicable laws and are under the common control of ACMC; provided that (i) all persons, when providing services under the Sub-Advisory Agreement, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of Alliance.

     Chase and Alliance would bear all expenses in connection with the performance of their respective services under the Alliance Sub-advisory Agreement.

     As investment adviser, Chase would oversee the management of the Fund under the Alliance Sub-Advisory Agreement, and, subject to the general supervision of the Board of Trustees, would make recommendations and provide guidelines to Alliance based on general economic trends and macroeconomic factors. Among the recommendations which may be provided by Chase to Alliance would be guidelines and benchmarks against which the Fund would be managed. From the fee paid by the Fund under the Advisory Agreement to Chase, Chase will bear responsibility for payment of sub-advisory fees to Alliance. Therefore, the Fund would not bear any increase in advisory fee rates resulting from the Alliance Sub-advisory Agreement. The Alliance Sub-Advisory Agreement provides that Alliance is entitled to receive from Chase, out of its advisory fee, a monthly management fee as disclosed below under "Subadvisory Fee".

     The Board of Trustees of Mutual Fund Group, including a majority of the Trustees who are not interested persons of the Fund, Chase or Alliance unanimously approved the Alliance Sub-Advisory Agreement at a telephonic meeting held on January 28, 2000. The Investment Company Act of 1940, as amended (the "1940 Act") requires that any advisory agreement for a fund must be approved by the fund's board at an in-person meeting. Therefore, the Board of Trustees will meet in person on February 22, 2000, at which time it is expected that the Board will approve the Alliance Sub-Advisory Agreement in accordance with the 1940 Act. If approved by shareholders (and by the Board at the February 22 in-person meeting), unless sooner terminated, the Alliance Sub-Advisory Agreement will remain in effect for two years and will thereafter continue for successive one-year periods, provided that such continuation is specifically approved at least annually by the Board of Trustees of Mutual Fund Group, or by a Majority Vote of the outstanding voting securities of the Fund and, in either case, by a majority of the

Trustees who are not interested persons of the Fund, Chase or Alliance, by vote cast in person at a meeting called for such purposes. The Alliance Sub-Advisory Agreement is terminable at any time, without penalty, by vote of the Board of Trustees of Mutual Fund Group, by Chase by the Majority Vote of the outstanding voting securities of the Fund, or by Alliance, upon 60 days' written notice. The Alliance Sub-Advisory Agreement will terminate automatically in the event of its assignment, as defined under the 1940 Act.

Subadvisory Fee

     As compensation for its services, Alliance will receive a fee from Chase. The fee is stated as an annual percentage of the current value of the net assets of the Strategic Income Fund allocable to debt securities of foreign issuers. The fee, which is accrued daily and payable monthly, is calculated for each day by multiplying the fraction of one over the number of calendar days in the year by the annual advisory fee percentage rate prescribed for the portion of the assets of the Strategic Income Fund which are allocable to debt securities of foreign issuers and multiplying this product by the value of the net assets of the Strategic Income Fund which are allocable to debt securities of foreign issuers at the close of business on the previous business day of the Trust.

     Chase currently is obligated to pay (i) SSR a management fee at the rate of 0.35% of average daily net assets of the Fund which are allocated to lower-rated high yield securities of U.S. issuers and (ii) CAM a management fee at the rate of 0.15% of the Fund's average daily net assets which are not invested in such high yield securities.

     If the Alliance Sub-Advisory Agreement is approved by the Shareholders, Chase would continue to pay SSR a management fee at the rate of 0.35% of average daily net assets of the Fund which are allocated to lower-rated high yield securities of U.S. issuers. However, under the proposed arrangement, it would also pay (i) Alliance a monthly management fee at the rate of 0.60% of the first $10 million of the Fund's average daily net assets which are allocated to debt securities of foreign issuers, 0.50% of the portion of the Fund's average daily net assets which are allocated to debt securities of foreign issuers between $10 million and $20 million, 0.40% of the portion of the Fund's average daily net assets which are allocated to debt securities of foreign issuers between $20 million and $30 million, and 0.35% of the portion of the Fund's average daily net assets which are allocated to debt securities of foreign issuers in excess of $30 million and (ii) CAM a management fee at the rate of 0.15% of the Fund's net assets which are not allocated to SSR or Alliance (i.e., CAM's fee is based on those assets which are not invested in either high yield securities or foreign debt securities).

Subadvisory Fees Paid

     For the fiscal year ended October 31, 1999, Chase paid $___________ in sub-advisory fees to CAM and SSR for management of the Strategic Income Fund. Chase would have paid $________ to CAM, SSR and Alliance if the Alliance Sub-Advisory Agreement had been effective for such period. However, these fees are paid by Chase out of the advisory fee it receives for the Fund and are not additional charges to the Fund. As a result, this would not have resulted in higher fees being paid by the Fund.

Brokerage Transactions

     A description of the brokerage transactions for the Strategic Income Fund is set forth under "Additional Information--Portfolio Brokerage" in Appendix C.

Other Investment Companies Advised by Alliance

     Alliance manages ____ funds (i) with objectives similar to the Strategic Income Fund or (ii) which invest primarily in debt securities of foreign issuers.

                                                                 Net Assets
       Fund          Investment Objective    Advisory Fee*    (as of 12/31/99)
       ____          ____________________    _____________     ______________

Alliance Global      A higher level of       .75%              $199,017,887
Dollar Government    current income and
Fund                 secondary, capital
                     appreciation.


*  [Discuss any fee waivers on such funds.]

Advisory Agreement

     For more information on the advisory agreement between Mutual Fund Group and Chase, see "Additional Information--Advisory Agreement"in Appendix C.

Shareholder and Board Approval of the Sub-Advisory Agreements

     The Sub-Advisory Agreements with CAM and SSR for the Strategic Income Fund were approved by the Board on October 28, 1998 and by the shareholders of the Strategic Income Fund on October 29, 1998. Both approvals were obtained in connection with the formation of the Fund.

     The Alliance Sub-Advisory Agreement was approved by the Board, including a majority of those Trustees who are not interested persons of the Fund,

Chase or Alliance, at a telephonic meeting on January 28, 2000. It is expected that the same approval will be obtained at an in-person meeting of the Board to take place on February 22, 2000. If shareholders do not approve the Alliance Sub-Advisory Agreement, the Board will take such action as it deems advisable under the circumstances.

Board Considerations

     The Board considered numerous factors in connection with approving the Alliance Sub-Advisory Agreement, including: (i) the nature and quality of the services to be provided by Alliance and the fees payable therefor, (ii) performance information regarding the Strategic Income Fund relative to funds with similar investment objectives and policies, (iii) performance information regarding Alliance's management of portfolios with investment objectives and policies similar to the Strategic Income Fund, particularly portfolios investing primarily in debt securities of foreign issuers and (iv) whether the proposed subadvisory fees and resultant expense ratio of the Fund would be consistent with the fees and expense ratio of other comparable portfolios. In light of these factors, the Board considered the proposed subadvisory fee schedule to be fair and reasonable.

     In evaluating the Alliance Sub-Advisory Agreement, the Board focused primarily on the performance of similar funds managed by Alliance. The Board also focused on the scope and quality of services to be provided by Alliance, as well as comparative fee and expense data. In addition, the Board took into account the fact that the Alliance Sub-Advisory Agreement will not change the overall advisory fee or other expenses paid by the Strategic Income Fund.

     The Board also was provided with an analysis of its fiduciary obligations. At the telephonic meeting held on January 28, 2000, the Board reviewed its fiduciary duties and discussed the information provided regarding Alliance. A representative of Alliance gave a presentation and responded to questions from the Trustees. There was an extended discussion of, and questioning about, Alliance's plans for the portion of the Strategic Income Fund allocated to debt securities of foreign issuers. Throughout the review process, those Trustees who are not interested persons of the Fund, Chase or Alliance had the assistance of legal counsel.

Required Vote

     Approval of the Alliance Sub-Advisory Agreement will require a Majority Vote of shareholders of the Strategic Income Fund.

 THE BOARD, INCLUDING THE TRUSTEES WHO ARE NOT INTERESTED PERSONS OF THE FUND, CHASE OR ALLIANCE, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE STRATEGIC
                     INCOME FUND VOTE "FOR" THE PROPOSAL.

                         NEXT MEETING OF SHAREHOLDERS

     If a subsequent meeting of Shareholders is scheduled to be held, any Shareholder wishing to submit a written proposal for consideration for inclusion in the proxy statement and form of proxy (i) should send its written proposal or proposals to: Mutual Fund Group, 1211 Avenue of the Americas, 41st Floor New York, New York 10036, which proposal or proposals must be received by Mutual Fund Group in reasonable time prior to the meeting, as determined by the Board of Trustees, and (ii) must satisfy all other legal requirements.

                                 OTHER MATTERS

     At the time of the preparation of this Proxy Statement, management has not been informed of any matters that will be presented for action at the Meeting other than the proposals specifically set forth in the Notice of Meeting. If other matters are properly presented to the Meeting for action, it is intended that the persons named in the Proxy will vote or refrain from voting in accordance with their best judgment on such matters.

                                         By Order of the Board of Trustees


                                         Lisa Hurley
                                         Secretary
February ___, 2000                       Mutual Fund Group

                                                                           A-1
                                                                    Appendix A

                            MANAGEMENT OF ALLIANCE

     Certain information regarding the directors and the principal executive officers of Alliance is set forth below. The address of each such person is 1345 Avenue of the Americas, New York, New York 10105.

                              Position with
           Name                  Alliance           Principal Occupation
           ____               _____________         ____________________

Dave Harrell Williams      Chairman of the
                           Board of ACMC

Luis Javier Bastida        Director of ACMC     CFO & Member of the
                                                Executive Committee
                                                Banco Bilbao Vizcaya

Benjamin Duke Holloway     Director of ACMC

Robert Bruce Zoellick      Director of ACMC     President & CEO
                                                Center for Strategic &
                                                International Studies

Donald Hood Brydon         Director of ACMC     Chairman & CEO
                                                AXA Investment Managers S.A.

Henri de la Croix          Director of ACMC     Senior Executive Vice
                                                President - Financial
                                                Services

Kevin Claude Dolan         Director of ACMC     Senior Vice President
                                                AXA Investment Managers S.A.

Denis Duverne              Director of ACMC     Senior Vice President
                                                -International Life
                                                AXA Investment Managers S.A.

Herve Hatt                 Director of ACMC     Senior Vice President
                                                AXA Investment Managers S.A.

Michael Hegarty            Director of ACMC     Director & COO
                                                The Equitable Life Assurance
                                                Society of the U.S.

Edward Daniel Miller       Director of ACMC     Director, President & CEO
                                                The Equitable Life Assurance
                                                Society of the U.S.

Peter Dana Noris           Director of ACMC     Executive Vice President &
                                                CIO
                                                The Equitable Life Assurance
                                                Society of the U.S.

Stanley Bernard Tulin      Director of ACMC     Vice Chairman & CFO
                                                The Equitable Life Assurance
                                                Society of the U.S.

Reba White Williams        Director of ACMC

Frank Savage (NMN)         Director of ACMC

Bruce William Calvert      Vice Chairman, CEO
                           & Director of ACMC

John Carifa Donato         President, COO &
                           Director of ACMC

Alfred Harrison (NMN)      Vice Chairman &
                           Director of ACMC

Kathleen Ann Corbet        Executive Vice
                           President & Chief
                           of Investment
                           Operations of ACMC

Robert Henry Joseph, Jr.   Sr. Vice President
                           & CFO of ACMC

David Remson Brewer, Jr.   Sr. Vice President
                           & General Counsel

Mark Randall Manley        Compliance Officer
                           & Assistant
                           Secretary

                                                                           B-1
                                                                    Appendix B






                       INVESTMENT SUBADVISORY AGREEMENT
                                    between
                  THE CHASE MANHATTAN BANK and its Successor
                                      and
                       ALLIANCE CAPITAL MANAGEMENT, L.P.



     AGREEMENT made as of the __nd day of __________________, 2000, by and between The Chase Manhattan Bank, a New York State chartered bank (the "Adviser"), and Alliance Capital Management, L.P., a Delaware limited partnership (the "Sub-Adviser").

     WHEREAS, the Adviser provides investment advisory services to the series of Mutual Fund Group, a Massachusetts business trust (the "Trust"), which is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), pursuant to an Investment Advisory Agreement dated May 6, 1996 (the "Advisory Agreement"); and

     WHEREAS, the Sub-Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); and

     WHEREAS, the Adviser desires to retain the Sub-Adviser to furnish investment subadvisory services with respect to such portion of the assets of each series of the Trust listed on Schedule A attached hereto (each, a "Fund" and collectively, the "Funds") as the Adviser shall allocate (the "Designated Portion"), and the Sub-Adviser represents that it is willing and possesses legal authority to so furnish such services; and

     WHEREAS, the Sub-Adviser agrees that it will manage the assets of the Designated Portion of each Fund in a manner as agreed upon by the Adviser and Sub-Adviser.

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

     1. Appointment. The Adviser hereby appoints the Sub-Adviser to act as investment sub-adviser with respect to the Designated Portion of the Funds for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

     2. Delivery of Documents. The Adviser has delivered to the Sub-Adviser copies of each of the following documents along with all amendments thereto through the date hereof, and will promptly deliver to it all future amendments and supplements thereto, if any:

     (a)  the Trust's Declaration of Trust;

     (b)  the By-Laws of the Trust;

     (c) resolutions of the Board of Trustees of the Trust authorizing the execution and delivery of the Advisory Agreement and this Agreement;

     (d)  the most recent Post-Effective Amendment to the Trust's
          Registration Statement under the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act, on Form N-1A as filed with the Securities and Exchange Commission (the "Commission");

     (e) Notification of Registration of the Trust under the 1940 Act on Form N-8A as filed with the Commission;

     (f) the currently effective Prospectuses and Statements of Additional Information of the Funds; and

     (g)  the Procedures for the Funds.

     3.   Investment Advisory Services.

     (a) Management of the Funds. The Sub-Adviser hereby undertakes to act as investment Sub-Adviser to each Fund with respect to the Designated Portion of such Fund. In connection with the services so provided, the Adviser may from time to time refuse such advice as the Sub-Adviser may render, or countermand such dealing instructions as the Sub-Adviser may give and/or require the Sub-Adviser to reverse any investment actions relating to the Funds (save only that the cost, losses or any other liabilities or obligations incurred as a result of such refusal, countermanding or reversal of investment action shall be borne by the Adviser). The Sub-Adviser shall regularly, with respect to the Designated

          Portion, provide investment advice to the Funds and continuously supervise the investment and reinvestment of the Designated Portion of the Funds and, in furtherance thereof, shall:

           (i) as the Sub-Adviser deems appropriate to fulfill its fiduciary obligations under this Agreement, obtain and evaluate pertinent economic, statistical and financial data, as well as other significant events and developments, which affect the economy generally, the Funds' investment programs, and the issuers of securities included in the Designated Portion of each Fund and the industries in which they engage, or which may relate to securities or other investments which the Sub-Adviser may deem desirable for inclusion in the Designated Portion of each Fund;

          (ii) determine which issuers and securities shall be included in the Designated Portion of each Fund;

         (iii) furnish a continuous investment program for the Designated Portion of each Fund;

          (iv) in its discretion, and without prior consultation, buy, sell, lend and otherwise trade any bonds and other securities and investment instruments on behalf of each Fund with respect to its Designated Portion;

           (v) keep confidential all documents, materials and other information relating to the business of the Funds and the Adviser and not disclose any of the aforesaid without the prior consent of the Adviser, unless otherwise required by law or authority having jurisdiction over the Sub-Adviser;

          (vi) use its best efforts to keep the Adviser informed of all material matters of which the Sub-Adviser is itself aware and which in its opinion pertains to the Designated Portion of each Fund;

         (vii) take, on behalf the Designated Portion of each Fund, all actions the Sub-Adviser believes may be reasonable and necessary in order to carry into effect such investment program and the Sub-Adviser's functions as provided above, including the making of appropriate periodic reports to the Adviser and the Trust's Board of Trustees; and

        (viii) in its discretion on behalf of a Fund to enter into trading agreements with securities brokers and futures commission merchants to trade securities and commodities, if any, as permitted, in the Prospectus or Statement of Additional Information for the applicable Fund.

     (b) Covenants. The Sub-Adviser shall carry out its investment subadvisory responsibilities in a manner consistent with the investment objectives, policies, and restrictions provided in: (i) each Fund's then current Prospectus, Profile and Statement of Additional Information as revised and in effect from time to time;
          (ii) the Trust's Declaration of Trust, By-Laws or other governing instruments, as amended from time to time; (iii) the 1940 Act; (iv) other applicable laws; and (v) such other investment policies, procedures and/or limitations as may be adopted by the Trust or the Adviser with respect to a Fund and provided to the Sub-Adviser in writing. The Sub-Adviser agrees to use reasonable efforts to manage the Designated Portion of each Fund so that it will qualify, and continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and regulations issued thereunder (the "Code"), except as may be authorized to the contrary by the Adviser. The management of the Designated Portion of each Fund by the Sub-Adviser shall at all times be subject to the review of the Adviser and the Trust's Board of Trustees.

     (c) Books and Records. Pursuant to applicable law, the Sub-Adviser shall keep each Fund's books and records required to be maintained by, or on behalf of, the Funds with respect to subadvisory services rendered by it hereunder. The Sub-Adviser agrees that all records which it maintains for a Fund are the property of the Fund and it will promptly surrender any of such records to the Fund or the Adviser upon the Fund's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records of the Fund required to be preserved by such Rule.

     (d) Reports, Evaluations and other services. The Sub-Adviser shall furnish reports, evaluations, information or analyses to the Adviser and the Trust with respect to the Designated Portion of each Fund and in connection with the Sub-Adviser's services hereunder as the Adviser and/or the Trust's Board of Trustees may request from time to time or as the Sub-Adviser may otherwise deem to be desirable. In connection therewith, the Sub-Adviser agrees to attend each year at least one (1) meeting of the Trust's Board of Trustees in person and at least one (1) meeting of the Trust's Board of Trustees by telephone. The Adviser shall inform Sub-Adviser of the dates for such in person and telephonic meetings. The Sub-Adviser shall make recommendations to the

          Adviser and the Trust's Board of Trustees with respect to the Trust's policies, and shall carry out such policies as are adopted by the Board of Trustees. The Sub-Adviser may, subject to review by the Adviser, furnish such other services as the Sub-Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Agreement.

     (e) Purchase and Sale of Securities. The Sub-Adviser shall place all orders for the purchase and sale of portfolio securities for the Designated Portion of each Fund with brokers or dealers selected by the Sub-Adviser, which may include brokers or dealers affiliated with the Adviser or the Sub-Adviser to the extent permitted by the 1940 Act and the Trust's policies and procedures applicable to the Funds. The Sub-Adviser shall use its best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds or execution being the most favorable to the Funds. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided to the Sub-Adviser, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In no event shall the Sub-Adviser be under any duty to obtain the lowest commission or the best net price for any Fund on any particular transaction, nor shall the Sub-Adviser be under any duty to execute any order in a fashion either preferential to any Fund relative to other accounts managed by the Sub-Adviser or otherwise materially adverse to such other accounts.

     (f) Selection of Brokers or Dealers. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Sub-Adviser, the Funds, and/or the other accounts over which the Sub-Adviser exercises investment discretion. The Sub-Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that the total commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser with respect to accounts over which it exercises investment discretion. The Sub-Adviser shall report to the Board of Trustees of the Trust regarding overall commissions paid with respect to the Designated Portion of each Fund and their reasonableness in relation to their benefits to the Funds.

     (g) Aggregation of Securities Transactions. In executing portfolio transactions for a Fund, the Sub-Adviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be sold or purchased with those of other Funds or its other clients if, in the Sub-Adviser's reasonable judgment, such aggregation (i) will result in an overall economic benefit to the Fund, taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses, and trading requirements, and (ii) is not inconsistent with the policies set forth in the Trust's registration statement and the Fund's Prospectus and Statement of Additional Information. In such event, the Sub-Adviser will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in an equitable manner, consistent with its fiduciary obligations to the Fund and such other clients.

     4.   Representations and Warranties.

     (a) The Sub-Adviser hereby represents and warrants to the Adviser as follows:

          (i) The Sub-Adviser is a corporation duly organized and in good standing under the laws of the State of Delaware and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder.

         (ii) The Sub-Adviser is registered as an investment adviser with the Commission under the Advisers Act, and is registered or licensed as an investment adviser to the extent required under the laws of all applicable jurisdictions. The Sub-Adviser shall maintain such registrations or licenses in effect at all times during the term of this Agreement.

        (iii) The Sub-Adviser at all times shall provide its best judgment and effort to the Adviser, or certain
               Sub-Advisers or agents designated by the Adviser, in carrying out the Sub-Adviser's obligations hereunder.

     (b) The Adviser hereby represents and warrants to the Sub-Adviser as follows:

          (i) The Adviser is a banking corporation duly organized and in good standing under the laws of the State of New York and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder.

         (ii) The Trust has been duly organized as a business trust under the laws of the Commonwealth of Massachusetts.

        (iii) The Trust is registered as an investment company with the Commission under the 1940 Act, and shares of each Fund are registered for offer and sale to the public under the 1933 Act and all applicable state securities laws where currently sold. Such registrations will be kept in effect during the term of this Agreement.

     5. Compensation. As compensation for the services which the Sub-Adviser is to provide or cause to be provided pursuant to Paragraph 3, with respect to each Fund, the Adviser shall pay to the Sub-Adviser (or cause to be paid by the Trust directly to the Sub-Adviser) a fee set forth in Schedule B attached hereto, which shall be accrued daily and paid in arrears on the first business day of each month, at an annual rate to be determined between the parties hereto from time to time, as a percentage of the average daily net assets of the Designated Portion of the Fund during the preceding month (computed in the manner set forth in the Fund's most recent Prospectus and Statement of Additional Information set forth in Schedule B attached hereto). Average daily net assets shall be based upon determinations of net assets made as of the close of business on each business day throughout such month. The fee for any partial month shall be calculated on a proportionate basis, based upon average daily net assets for such partial month.

     6. Interested Persons. It is understood that, to the extent consistent with applicable laws, the Trustees, officers and shareholders of the Trust or the Adviser are or may be or become interested in the Sub-Adviser as directors, officers or otherwise and that directors, officers and shareholders of the Sub-Adviser are or may be or become similarly interested in the Trust or the Adviser.

     7. Expenses. The Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions) purchased for or sold by the Funds.

     8. Non-Exclusive Services; Limitation of Liability. The services of the Sub-Adviser hereunder are not to be deemed exclusive, and the Sub-Adviser may render similar services to others and engage in other activities. The Sub-Adviser may enter into other agreements with the Funds, the Trust or the Adviser for providing additional services to the Funds, the Trust or the

Adviser which are not covered by this Agreement, and to receive additional compensation for such services. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser, or a breach of fiduciary duty with respect to receipt of compensation in violation of Section 36(b) of the 1940 Act, neither the Sub-Adviser nor any of its directors, officers, shareholders, agents, or employees shall be liable or responsible to the Adviser, the Trust, the Funds or to any shareholder of the Funds for any error of judgment or mistake of law or for any act or omission in the course of, or connected with, rendering services hereunder or for any loss suffered by the Adviser, the Trust, a Fund, or any shareholder of a Fund in connection with the performance of this Agreement. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, or a breach of fiduciary duty with respect to receipt of compensation, neither the Funds, nor shareholders to the Funds, Trusts, Adviser, any of its directors, officers, shareholders, agents, or employees shall be liable or responsible to the Sub-Adviser, for any error of judgment or mistake of law or for any act or omission in the course of, or connected with, rendering services hereunder or for any loss suffered by the Sub-Adviser, in connection with the performance of this Agreement. In any event, the Adviser and the Sub-Adviser shall not be liable for any special, consequential or incidental damages.

     9. Effective Date; Modifications; Termination. This Agreement shall become effective on the date hereof (the "Effective Date") provided that it shall have been approved by a majority of the outstanding voting securities of each Fund, in accordance with the requirements of the 1940 Act, or such later date as may be agreed by the parties following such shareholder approval.

          (a) This Agreement shall continue in force for two years from the Effective Date and shall continue in effect from year to year thereafter as to each Fund for successive annual periods, provided such continuance is specifically approved at least annually (i) by a vote of the majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval or as otherwise permitted by the Commission, and
(ii) by a vote of the Board of Trustees of the Trust or a majority of the outstanding voting securities of the Fund.

          (b) The modification of any of the non-material terms of this Agreement may be approved by a vote of a majority of those Trustees of the Trust who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval or as otherwise permitted by the Commission.

          (c) Notwithstanding the foregoing provisions of this Paragraph 9, either party hereto may terminate this Agreement as to any Fund(s) at any time on sixty (60) days' prior written notice to the other, without payment of any penalty. A termination of the Sub-Adviser may be effected as to any particular Fund by the Adviser, by a vote of the Trust's Board of Trustees, or by vote of a majority of the outstanding voting securities of the Fund. This Agreement shall terminate automatically in the event of its assignment as defined under the 1940 Act.

     10. Limitation of Liability of Trustees and Shareholders. The Sub-Adviser acknowledges the following limitation of liability:

The terms "Mutual Fund Group" and "Trustees of Mutual Fund Group" refer, respectively, to the trust created and the Trustees, as trustees but not individually or personally, acting from time to time under the Declaration of Trust, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of the State of Massachusetts, such reference being inclusive of any and all amendments thereto so filed or hereafter filed. The obligations of "Mutual Fund Group" entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the assets of the Trust, and all persons dealing with the Trust or a Fund must look solely to the assets of the Trust or Fund for the enforcement of any claims against the Trust or Fund.

     11. Certain Definitions. The terms "vote of a majority of the outstanding voting securities," "assignment," "control," and "interested persons" when used herein, shall have the respective meanings specified in the 1940 Act. References in this Agreement to the 1940 Act and the Advisers Act shall be construed as references to such laws as now in effect or as hereafter amended, and shall be understood as inclusive of any applicable rules, interpretations and/or orders adopted or issued thereunder by the Commission.

     12. Independent Contractor. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Board of Trustees of the Trust from time to time, have no authority to act for or represent a Fund in any way or otherwise be deemed an agent of a Fund.

     13. Structure of Agreement. The Adviser and Sub-Adviser are entering into this Agreement with regard to the respective Funds severally and not jointly. The responsibilities and benefits set forth in this Agreement shall be deemed to be effective as between the Adviser and Sub-Adviser in connection with each Fund severally and not jointly. This Agreement is intended to govern only the relationships between the Adviser, on the one hand, and the Sub-Adviser, on the other hand, and is not intended to and shall not govern (i) the relationship between the Adviser or Sub-Adviser and any Fund, or (ii) the relationships among the respective Funds.

     14. Governing Law. This Agreement shall be governed by the laws of the State of New York provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act or the Advisers Act and without regard to the conflict of interest laws. The Sub-Adviser waives any right it may have to a jury trial.

     15. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

     16. Notices. Notices of any kind to be given to the Adviser hereunder by the Sub-Adviser shall be in writing and shall be duly given if mailed or delivered to the Adviser at The Chase Manhattan Bank, 1211 Avenue of the Americas, 41st Floor, New York, New York 10036, Attention: Mary B. Maguire or at such other address or to such individual as shall be so specified by the Adviser to the Sub-Adviser. Notices of any kind to be given to the Sub-Adviser hereunder by the Adviser shall be in writing and shall be duly given if mailed or delivered to the Sub-Adviser at __________________________________________________, Attention:
_______________, or at such other address specified by the Adviser to the Sub-Adviser in writing. Notices shall be effective upon delivery.

     17. Confidentiality. The Sub-Adviser agrees that it will treat confidentiality and as proprietary information of each Fund all records and other information relative to the Fund and the Fund's prior, current or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld where Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Fund or Adviser.


     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date written above.

ALLIANCE CAPITAL MANAGEMENT, L.P.                  THE CHASE MANHATTAN BANK

By:_____________________________                   By:______________________
Name:                                              Name:  Mary B. Maguire
Title:                                             Title:  Managing Director

                                  Schedule A

                                     Fund:


1.   Chase Vista Strategic Income Fund

              Schedule B to the Investment Sub-Advisory Agreement
                       between The Chase Manhattan Bank
               and its successors, and Alliance Capital Limited




     Pursuant to Section 5(a) of this Agreement, with respect to each Fund listed below, the Adviser agrees to pay (or cause to be paid) to the Sub-Adviser a fee at an annual rate as set forth below opposite such Fund of the Designated Portion of each Fund.

Fund:                                                   Fee:

Chase Vista Strategic Income Fund                       _____%

                                                                           C-1
                                                                    Appendix C

                            ADDITIONAL INFORMATION

Advisory Agreement

     Under the Advisory Agreement, Chase is responsible for making decisions with respect to, and placing orders for, all purchases and sales of the portfolio securities of the Fund. Chase's responsibilities under the Advisory Agreement include supervising the Fund's investments and maintaining a continuous investment program, placing purchase and sale orders and paying costs of certain clerical and administrative services involved in managing and servicing the Fund's investments and complying with regulatory reporting requirements. Subject to shareholder approval of the Alliance Sub-Advisory Agreement, Chase would delegate certain of these responsibilities with respect to the portion of the Fund allocated to debt securities of foreign issuers to Alliance. Under the Advisory Agreement, Chase is obligated to furnish employees, office space and facilities required for operation of the Fund.

     Expenses and Advisory Fees. The Advisory Agreement provides that the Fund will pay Chase a monthly advisory fee based upon the net assets of the Fund, at the annual rate of .50% of net assets of the Fund. Chase may waive fees from time to time to assist the Fund in maintaining competitive yields.

     Under the Advisory Agreement, except as indicated above, the Fund is responsible for its operating expenses including, but not limited to, taxes; interest; fees (including fees paid to its Trustees who are not affiliated with Chase or any of their affiliates); fees payable to the SEC; state securities qualification fees; association membership dues; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory and administrative fees; charges of the custodian and transfer agent; insurance premiums; auditing and legal expenses; costs of shareholders' reports and shareholder meetings; any extraordinary expenses; and brokerage fees and commissions, if any, in connection with the purchase or sale of portfolio securities.

     For the fiscal year ended October 31, 1999, Chase accrued management fees in an amount equal to $_________, of which it waived $_________.

     Subcontracting. Chase is authorized by the Advisory Agreement to employ or associate with such other persons or entities as it believes to be appropriate to assist it in the performance of its duties. Any such person is required to be compensated by Chase, not by Mutual Fund Group or the Fund, and to be approved by the shareholders of Fund as required by the 1940 Act.

     Limitation on Liability. The Advisory Agreement provides that Chase will not be liable for any error of judgment or mistake of law or for any act or omission or loss suffered by Mutual Fund Group or the Fund in connection with the performance of the Advisory Agreement except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or from willful misfeasance, bad faith, or gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the Agreement. Chase would be as fully responsible to Mutual Fund Group or the Fund for the acts of any sub-adviser as it is for its own acts.

     Duration and Termination. The Advisory Agreement continues in effect from year to year with respect to the Fund only so long as such continuation is approved at least annually by (i) the Board of Trustees of Mutual Fund Group or the Majority Vote of the outstanding voting securities of the Fund, and (ii) a majority of those Trustees who are neither parties to the Advisory Agreement nor "interested persons", as defined in the 1940 Act, of any such party, acting in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its "assignment", as defined in the 1940 Act. In addition, the Advisory Agreement is terminable at any time as to the Fund without penalty by the Board of Trustees of Mutual Fund Group or by vote of the Majority Vote of the Fund's outstanding voting securities upon 60 days' written notice to Chase, and by Chase on 60 days' written notice to Mutual Fund Group.

Portfolio Transactions and Brokerage Commissions

     Chase, as the investment adviser to the Fund, has responsibilities with respect to the Fund's portfolio transactions and brokerage arrangements pursuant to the Fund's policies, subject to the overall authority of the Board of Trustees of Mutual Fund Group. In addition, the Sub-Advisory Agreements with CAM and SSR currently provide and the Alliance Sub-Advisory Agreement will provide that each sub-adviser's responsibilities with respect to the Fund's portfolio transactions and brokerage arrangements will be equivalent to those of Chase under the Advisory Agreement. Accordingly, the description below of Chase's responsibilities under the Advisory Agreement would also apply to Alliance's responsibilities under the Alliance Sub-Advisory Agreement.

     Under the Advisory Agreement, Chase, subject to the general supervision of the Board of Trustees of Mutual Fund Group, is responsible for the placement of orders for the purchase and sale of portfolio securities for the Fund with brokers and dealers selected by Chase, which may include brokers or dealers affiliated with Chase to the extent permitted by the 1940 Act and Mutual Fund Group's policies and procedures applicable to the Fund. Chase shall use its best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to the Fund. In assessing the best overall terms available for any transaction, Chase shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided to Chase, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In no event shall Chase be under any duty to obtain the lowest commission or the best net price for the Fund on any particular transaction, nor shall Chase be under any duty to execute any order in a fashion either preferential to the Fund relative to other accounts managed by Chase or otherwise materially adverse to such other accounts.

     In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to Chase, the Fund and/or the other accounts over which Chase exercises investment discretion. Chase is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Chase determines in good faith that the total commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of Chase with respect to accounts over which it exercises investment discretion.
Chase shall report to the Board of Trustees of Mutual Fund Group regarding overall commissions paid by the Fund and their reasonableness in relation to the benefits to the Fund.

     In executing portfolio transactions for the Fund, Chase may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be sold or purchased with those of other Funds or its other clients if, in Chase's reasonable judgment, such aggregation (i) will result in an overall economic benefit to the Fund, taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses, and trading requirements, and (ii) is not inconsistent with the policies set forth in Mutual Fund Group's registration statement and the Fund's Prospectus and Statement of Additional Information. In such event, Chase will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in an equitable manner, consistent with its fiduciary obligations to the Fund and such other clients.

     It is possible that certain of the brokerage and research services received will primarily benefit one or more other investment companies or other accounts for which Chase exercises investment discretion. Conversely, Mutual Fund Group or any of its portfolios, including the Fund, may be the primary beneficiary of the brokerage or research services received as a result of portfolio transactions effected for such other accounts or investment companies.

     For the fiscal year ended October 31, 1999, the Fund paid no brokerage commissions.

Management of Chase

     Certain information regarding the directors and the principal executive officers of Chase is set forth below. The address of each such person is 270 Park Avenue, New York, New York 10017.

         Name               Position with Chase         Principal Occupation
         ____               ___________________         ____________________

                                [FORM OF PROXY]

                         [Preliminary Proxy Material]

                               MUTUAL FUND GROUP

                             Strategic Income Fund

This proxy is solicited on behalf of the Board of Trustees of Mutual Fund Group for the Special Meeting of Shareholders to be held on March __, 2000.

The undersigned hereby appoints ________, ________ AND ________, and each of them, attorneys and proxies for the undersigned, with full power of substitution, and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of the Strategic Income Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at 1211 Avenue of the Americas, New York, New York on March ___, 2000, at 12:00 p.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Shareholders and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting of Shareholders. A majority of the proxies present and acting at the Special Meeting of Shareholders in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

                               NOTE: Please sign exactly as your name appears on this proxy. If joint owners, EITHER may sign this proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

                               Date ________ __, ____


                               __________________________________


                               __________________________________

                               Signature(s), Title(s) (if applicable) PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

                               MUTUAL FUND GROUP

                             Strategic Income Fund


Please indicate your vote by an "X" on the appropriate line below.

This proxy, if properly executed, will be voted in the manner directed by the stockholder.

If no direction is made, this proxy will be voted FOR the Proposal.

Please refer to the Proxy Statement for a discussion of the Proposal.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSAL.

Proposal:

               To approve or disapprove a Sub-Advisory Agreement between Chase and Alliance Capital Management, L.P. with respect to the portion of the Strategic Income Fund which is allocated to debt securities of foreign issuers.

               For _____       Against _____       Abstain _____